UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 1, 2013
(Date of Report (Date of Earliest Event Reported))

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

MICHIGAN	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

1284 North Telegraph Road, Monroe, Michigan	48162-3390
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code (734) 242-1444

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 1, 2013, the La-Z-Boy board of directors nominated Michael T. Lawton to serve a one-year term on the company's board of directors.  La-Z-Boy shareholders will vote on Lawton's election as well as the re-election of the company's ten existing board members at La-Z-Boy's annual meeting, to be held August 21, 2013, at the company's headquarters.

A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is furnished as part of this report:

Description

99.1	Press Release Dated July 1, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: July 2, 2013

BY: /s/ Margaret L. Mueller
Margaret L. Mueller
Corporate Controller